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                                                             EXHIBIT 10.2



                   THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS THIRD AMENDMENT, made as of the 1st day of March, 1997, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2301 Commonwealth Blvd, Ann Arbor, Michigan 48105, and ROBERT R. RYAN, of Brighton, Michigan ("Employee"), for the purpose of amending that certain Employment Agreement between the Company and Employee dated as of April 1, 1994, and amended as of March 1, 1995, and as of March 1, 1996 (collectively, the "Employment Agreement").

                                 WITNESSETH:

     WHEREAS, the Company and Employee desire to extend the Employment Agreement and to modify certain provisions thereof and to confirm the same herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Employment Agreement, the parties hereto agree as follows:

     A. Section 1 of the Employment Agreement is hereby amended in its entirety to delete the office, obligations and duties of Executive Vice President of the Company and to substitute therefor the office, obligations and duties of President of the Company, effective as of February 13, 1997.

     B. Section 2 of the Employment Agreement is hereby amended to extend the term of said Agreement through March 31, 1999.

     C. Section 7 of the Employment Agreement is hereby amended by adding thereto a new section 7.5 to read as follows:

     "     7.5 Release.  Anything contained in this Section 7 to the contrary notwithstanding, the payment of any sums to Employee under subsections 7.1,
     7.2 or 7.4 hereof, shall be conditioned upon (i) Employee executing and delivering to the Company the Full And Final Release attached hereto as Attachment II (the "Release") and (ii) in the event Employee is over forty
     (40) years of age on the date of execution of the Release, upon Employee not exercising his right to revoke said Release after having executed it."
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     D.  Except as expressly modified herein, the Employment Agreement shall remain in full force and effect in accordance with its original terms.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendement as of the day and date first above written.


WITNESS:                                            COMPANY
                                           MECHANICAL DYNAMICS, INC.


Leanne K. Chaka                            By:  Michael E. Korybalski
------------------------                       -------------------------
                                                Michael E. Korybalski
                                                Chief Executive Officer


                                                    EMPLOYEE

Leanne K. Chaka                            Robert R. Ryan 5/23/97
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                                           Robert R. Ryan





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